Execution Version
INCREASE AGREEMENT

THIS INCREASE AGREEMENT, dated as of July 1, 2025 (this “Agreement”), by and among DXP ENTERPRISES, INC., a Texas corporation (the “Company”), DXP HOLDINGS, INC., a Texas corporation (“DXP Holdings”), APO PUMPS & COMPRESSORS, LLC, a Delaware limited liability company (“APO”), CARTER & VERPLANCK, LLC, a Florida limited liability company (“Carter”), CISCO AIR SYSTEMS, INC., a California corporation (“Cisco”, together with the Company, DXP Holdings, APO, and Carter, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada, (“DXP Canada”), INDUSTRIAL PARAMEDIC SERVICES LTD., a corporation amalgamated under the laws of Alberta, Canada (“IPS”), HSE INTEGRATED LTD., a corporation amalgamated under the laws of Alberta, Canada (“HSE”) and NATIONAL PROCESS EQUIPMENT INC., a corporation incorporated under the laws of Alberta, Canada (“NAT”, together with DXP Canada, HSE and IPS, collectively, the “Canadian Borrowers” and each a “Canadian Borrower” and together with the U.S. Borrowers, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, the New Lender (as defined below) and BANK OF AMERICA, N.A., as Agent for the Lenders.
RECITALS:
WHEREAS, reference is hereby made to the Amended and Restated Loan and Security Agreement, dated as of July 19, 2022, by and among the Borrowers, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and Bank of America, N.A., as Agent and as collateral agent for the Secured Parties, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of November 22, 2022, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Agent, as further amended by that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 13, 2023, by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein have the same meaning as those used in the Credit Agreement;
WHEREAS, pursuant to Section 2.1.7 of the Credit Agreement, Borrower Agent may request an increase to the existing U.S. Revolver Commitments (such increased U.S. Revolver Commitments, the “Incremental Revolver Commitments”) by adding one or more Eligible Assignees that are not already Lenders to the Credit Agreement or by requesting one or more existing Lenders increase their respective Commitments; and
WHEREAS, Goldman Sachs Bank USA is an Eligible Assignee and has agreed to join the Credit Agreement as a Lender (the “New Lender”), pursuant to Section 2.1.7 of the Credit Agreement, and the Agent has agreed to such joinder of the New Lender.
WHEREAS, pursuant to Section 10.2.7 of the Credit Agreement each Obligor agrees that it will not, and will not permit any Subsidiary to dissolve, however Total Equipment Company, Integrated Flow Solutions, LLC and Best Equipment Service & Sales were dissolved on August 6, 2024 (the “Dissolution”).

|US-DOCS\160262204.8||

WHEREAS, pursuant to Section 14.1.1 of the Credit Agreement, the Agent and Required Lenders are willing to consent to the waiver of any Default or Event of Default arising out of the Dissolution subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Incremental Revolver Commitments.
(a)The New Lender hereby agrees to commit to provide its Incremental Revolver Commitment as set forth on Schedule 1 attached hereto, on the terms and subject to the conditions set forth below.
(b)On the Increase Effective Date (as defined below), (i) the applicable Revolver Usage and other exposures under the applicable Commitments shall be reallocated among Applicable Lenders, and settled by Agent if necessary, in accordance with Applicable Lenders’ adjusted shares of such Commitments; (ii) the Incremental Revolver Commitment shall be deemed, for all purposes, a U.S. Revolver Commitment and each loan made thereunder shall be deemed, for all purposes, a U.S. Revolver Loan and have the same terms as any existing U.S. Revolver Loan and (iii) the New Lender shall become a Lender with respect to the Incremental Revolver Commitments and all matters relating thereto.
(c)The New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any other Lender or agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) confirms that it has received documentation and other information so requested from the Borrower Agent in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.
SECTION 2.Amendment of the Credit Agreement. Effective as of the Increase Effective Date Schedule 1.1(a) to the Credit Agreement is hereby amended and replaced in its entirety with Schedule 2 attached hereto.
SECTION 3.Waiver. In accordance with Section 14.1.4 of the Credit Agreement, immediately upon the Increase Effective Date, the undersigned Lenders and the Agent, hereby grant a one-time waiver of any Default or Event of Default arising out of the Dissolution.

SECTION 4.Reaffirmation and Confirmation of Loan Documents. Each of the Obligors hereby (a) acknowledges the existence, validity and enforceability of this Agreement, (b) confirms and ratifies all of its obligations under the Credit Agreement (immediately after giving effect to this Agreement), each Security Document and the other Loan Documents to which it is party, including its

|US-DOCS\160262204.8||

respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is party, and (c) agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of the Credit Agreement, each Security Document and each of the other Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect in accordance with their terms and, as applicable, shall guarantee and secure all secured Obligations under the Credit Agreement, as modified pursuant to this Agreement. The parties hereto acknowledge and agree that all references to the “Credit Agreement” (or words of similar import) in the Loan Documents (including each Security Document) refer to the Credit Agreement as amended and supplemented by this Agreement without impairing any such obligations or Liens in any respect.
SECTION 5.Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the New Lender to make Loans under the Incremental Revolver Commitments hereunder are subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions are satisfied or waived, the “Increase Effective Date”):
(a)The Agent shall have received a counterpart of this Agreement, executed and delivered by the Borrowers, the Guarantors, and the New Lender.
(b)Agent shall have received certificates, in form and substance reasonably satisfactory to it, from a knowledgeable Senior Officer of Borrower Agent certifying that, (i) both immediately before and after giving effect to the Incremental Revolver Commitments, no Default or Event of Default has occurred and is continuing; (ii) the representations and warranties of each Obligor set forth in the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof and except for representations and warranties that expressly relate to an earlier date); and (iii) Borrower Agent has complied with all agreements and conditions to be satisfied by it on or before the Increase Effective Date under Section 2.1.7 of the Credit Agreement.
(c)Agent shall have received a certificate of a duly authorized officer of each U.S. Facility Obligor, certifying (i) that attached copies of such U.S. Facility Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing the execution, delivery and performance of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents.
(d)Agent shall have received copies of the charter documents of each U.S. Facility Obligor and certified by the Secretary of State or other appropriate official of such U.S. Facility Obligor’s jurisdiction of organization. Agent shall have received good standing certificates or similar instrument for each U.S. Facility Obligor, issued by the Secretary of State or other appropriate official of such U.S. Facility Obligor’s jurisdiction of organization.
(e)If requested by New Lender, Agent shall have received a duly executed promissory note from the U.S. Borrowers payable to New Lender in the amount of such New Lender’s U.S. Revolver Commitment to the U.S. Borrowers.

|US-DOCS\160262204.8||

(f)Agent shall have received UCC and Lien searches and other evidence reasonably satisfactory to Agent that such Liens are the only Liens upon the Collateral, except Permitted Liens.
(g)Agent shall have received a written opinion of Norton Rose Fulbright US LLP in form and substance reasonably satisfactory to Agent.
(h)Borrowers shall have paid all reasonable and documented fees and expenses (including upfront fees) to be paid to Agent and Lenders on the Increase Effective Date, including reimbursement of expenses required to be reimbursed or paid pursuant to Section 3.4 of the Credit Agreement.
(i)Agent shall have received a Notice of Borrowing if any Loan will be made on the Increase Effective Date.
SECTION 6.Representations and Warranties of the Credit Parties. Each Obligor hereby represents and warrants, as of the Increase Effective Date, as follows:
(a)Each of the representations and warranties contained in Section 9 of the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects (except with respect to representations and warranties which are expressly qualified by materiality, which shall be true and correct in all respects) on and as of the Increase Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date).
(b)After giving effect to the waiver set forth in Section 3 hereof, no Default or Event of Default exists, both immediately before and after giving effect to the incurrence of the Incremental Revolver Commitments.
SECTION 7.Effects on Loan Documents.
(a)Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents other than as specified in Section 3 hereof.
(c)The Obligors and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.
SECTION 8.Amendments; Execution in Counterparts.
(a)This Agreement shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of any Borrower and any other Obligor that would require a waiver or consent of the Lenders or the Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

|US-DOCS\160262204.8||

(b)This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Obligors, the Agent and the New Lender. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 9.Electronic Execution; Electronic Records; Counterparts.
(a)This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each party hereto agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Agent and each Borrower or Guarantor party hereto may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Agent, Issuing Bank nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Agent, Issuing Bank and/or Swingline Lender has agreed to accept such Electronic Signature, the Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Borrower or Guarantor and/or any other Credit Party without further verification and regardless of the appearance or form of such Electronic Signature, and (b) upon the request of the Agent or any Credit Party, any Communication executed using an Electronic Signature shall be promptly followed by a manually executed counterpart.
(b)Neither the Agent, Issuing Bank nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Agent’s, Issuing Bank’s or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Agent, Issuing Bank and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

|US-DOCS\160262204.8||

(c)Each Borrower and Guarantor and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, and any other Loan Document based solely on the lack of paper original copies of this Agreement or such other Loan Document, and (ii) any claim against the Agent, and/or each Credit Party for any liabilities arising solely from the Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of any Borrower or Guarantor to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.
SECTION 10.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND IN SECTION 14.15 OF THE CREDIT AGREEMENT.

[Remainder of page intentionally left blank]

|US-DOCS\160262204.8||

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

U.S. BORROWERS:

DXP ENTERPRISES, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

DXP HOLDINGS, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

APO PUMPS & COMPRESSORS, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

CARTER & VERPLANCK, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

CISCO AIR SYSTEMS, INC.

By:
Name: Kent Yee
Title: Chief Financial Officer

[Signature Page to Increase Agreement]

U.S. FACILITY GUARANTORS:

PUMP-PMI, LLC
PMI OPERATING COMPANY, LTD.
PMI INVESTMENT, LLC
COMPANY, LLC
B27 RESOURCES, INC.
PUMPWORKS 610, LLC

By:
Name: Kent Yee
Title: Chief Financial Officer

[Signature Page to Increase Agreement]

CANADIAN BORROWERS:

DXP CANADA ENTERPRISES LTD.

By:
Name: Kent Yee
Title: Senior Vice President

INDUSTRIAL PARAMEDIC SERVICES LTD.

By:
Name: Kent Yee
Title: Senior Vice President

HSE INTEGRATED LTD.

By:
Name: Kent Yee
Title: Senior Vice President

NATIONAL PROCESS EQUIPMENT INC.

By:
Name: Kent Yee
Title: Senior Vice President

[Signature Page to Increase Agreement]

Consented to by:

BANK OF AMERICA, N.A.,
as Agent, Lender, Swingline Lender and Issuing Bank

By: _____________________________
Name:
Title:

[Signature Page to Increase Agreement]

GOLDMAN SACHS BANK USA,
as New Lender

By: _____________________________
Name:
Title:

[Signature Page to Increase Agreement]

    SCHEDULE 1
    TO INCREASE AGREEMENT

INCREMENTAL REVOLVER COMMITMENTS

Name of New Lender	Incremental Revolver Commitments
Goldman Sachs Bank USA	$50,000,000
Total: $50,000,000

|US-DOCS\160262204.8||

    SCHEDULE 2
    TO INCREASE AGREEMENT
SCHEDULE 1.1(a)
to
Loan and Security Agreement
U.S. REVOLVER COMMITMENTS OF LENDERS

Lender	U.S. Revolver Commitment
Bank of America, N.A.	$102,941,176
Bank of Montreal, Chicago Branch	$22,058,824
Goldman Sachs Bank USA	$50,000,000
Total: $175,000,000

|US-DOCS\160262204.8||